Exhibit 10.3

SUBSCRIPTION AGREEMENT

FOR

ELITE BOOKS, INC.

COMMON STOCK ($.03 PER SHARE)

Persons interested in purchasing common stock of Elite Books, Inc. must complete and return this Subscription Agreement along with their check, money order or bank draft payable to: Elite Books, Inc. ("the Issuer" and "the Company").

Subject only to acceptance hereof by the Issuer, in its discretion, the undersigned hereby subscribes for the number of common shares and at the aggregate subscription price set forth below.

An accepted copy of this Agreement will be returned to the Subscriber as a receipt, and the physical stock certificate will be delivered to each Investor within thirty (30) days of the Close of this Offering.

     SECURITIES OFFERED - The Company is offering a total of 3,000,000 shares of its common stock (par value $.001 per share) at a price of $.03 per share. There is no minimum subscription amount.

     SUBSCRIPTION - In connection with this subscription the undersigned hereby subscribes to the number of common shares shown in the following table.

NUMBER OF COMMON SHARES = _________________

Multiply by Price of Shares x $.01 per Share

Aggregate Subscription Price = $_________________

Check or money order shall be made payable to Elite Books, Inc.

Please register the Shares, which I am purchasing in the following name(s):

_______________________________________________________

As (check one)

__Individual                                 __Tenants in Common                                                                __Existing Partnership

__Joint Tenants                           __Corporation                                                                              __Trust

__IRA                                            __Minor with adult custodian under
                                                             the Uniform Gift to Minor Act

For the person(s) who will be registered shareholder(s):

Signature of Subscriber	Signature of Co-Subscriber

Name of Subscriber (Printed)	Name of Co-Subscriber (Printed)

Address	Address of Co-Subscriber

Address	Address of Co-Subscriber

ACCEPTED BY: Elite Books, Inc., a Nevada Corporation

By_____________________________________________:
Officer

Date: ___________________________________________